                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        February 28, 2006
                                                --------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                    0-24412                    42-1421406
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(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)

101 Second Street SE, Suite 800, Cedar Rapids, Iowa                 52401
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     (Address of Principal Executive Offices)                    (Zip Code)

                                 (319) 363-8249
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

|  |  Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|  |  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

|  |  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
      Exchange Act (17 CFR 240.14d-2(b))

|  |  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
      Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02  Departure  of  Directors  or  Principal  Officers;  Election  of
Directors; Appointment of Principal Officers.

     Two of the Registrant's directors, Mr. Paul Bass and Mr. Martin Walton, did not stand for re-election at the Registrant's 2006 Annual Shareholders Meeting.

     Item 5.03  Amendments  to Articles of  Incorporation  or Bylaws;  Change in
Fiscal Year.

     As of the date of the Registrant's 2006 Annual  Shareholders  Meeting,  the
Registrant's  Board of Directors has amended the Registrant's  Bylaws to provide that the Registrant shall have five Directors.

     Item 8.01 Other Events.

     The  Registrant  issued a press release on February 28, 2006  regarding its
2006 Annual Shareholders Meeting.

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.1, and is incorporated herein by reference.

     Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits

          3(ii) Amended and Restated Bylaws.

          99.1 Press Release dated February 28, 2006

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: February 28, 2006

                                         MACC PRIVATE EQUITIES INC.

                                         By:     /s/ David R. Schroder
                                            -------------------------------
                                              David R. Schroder
                                              President and Secretary

                                  Exhibit Index

Exhibit
Number          Description

3(ii)           Amended and Restated Bylaws.

99.1            Press Release dated February 28, 2006